Exhibit 10.2

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Contract Manufacturing Agreement

This Contract Manufacturing Agreement, dated as of August 3, 2017 (the “CMA”), is entered into by and between RTI Surgical, Inc., a Delaware corporation (“Seller”), and A&E Advanced Closure Systems, LLC, a Delaware limited liability company (“Buyer”, and together with Seller, the “Parties”, and each, a “Party”).

WHEREAS, Seller is in the business of manufacturing and selling sternal cable and sternal plate-based products, including associated instrumentation, for use in the Field;

WHEREAS, Buyer wishes to purchase certain Products (as defined below) in the Field from Seller; and

WHEREAS, Seller desires to manufacture and sell the Products to Buyer.

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Definitions. Capitalized terms have the meanings set out or referred to in this Section 1 or as otherwise defined in this CMA. Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Asset Purchase Agreement (as defined below).

“Action” means any claim, action, cause of action, demand, lawsuit, arbitration, inquiry, audit, notice of violation, proceeding, litigation, citation, summons, subpoena or investigation of any nature, civil, criminal, administrative, regulatory or other, whether at law, in equity or otherwise.

“Assets and Resources” has the meaning set forth in Section 2.8(a).

“Asset Purchase Agreement” means the asset purchase agreement between Buyer and Seller, dated as of August 3, 2017.

“Basic Purchase Order Terms” means, collectively, any one or more of the following terms specified by Buyer in a Purchase Order pursuant to Section 3.2: (a) a list of the Products to be purchased, including SKU; (b) the quantity of each of the Products ordered; (c) the delivery date; (d) the unit Price for each of the Products to be purchased; (e) shipping terms Ex Works at Seller’s facilities and (f) the billing address.

“Buyer” has the meaning set forth in the preamble to this CMA.

[****]

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

“Claim” means any Action brought against a Person entitled to indemnification under Section 10.

“COGS” with respect to any Product means the materials, direct labor and manufacturing overhead costs incurred by Seller in the production of such Product.

“Confidential Information” has the meaning set forth in Section 13.1.

“Contract Year” shall mean the period commencing on the Effective Date and ending on June 30, 2018, and each twelve (12) month period commencing on July 1 of each subsequent year (e.g., July 1, 2018 & July 1, 2019 etc.). For example, if the Effective Date of this CMA was July 14, 2017, then Contract Year 1 would be July 14, 2017 through June 30, 2018, Contract Year 2 would be July 1, 2018 through June 30, 2019, and so forth.

“Defective” means not conforming to the Product Warranty under Section 9.3.

“Defective Products” means goods shipped by Seller to Buyer pursuant to this CMA that are Defective.

“Disclosing Party” has the meaning set forth in Section 13.1.

“Effective Date” means August 3, 2017.

“Ex Works” has the meaning set forth in Section 4.2.

“Excess Orders” has the meaning set forth in Section 3.2.

“Excused Violation” means any violation by Buyer of any Law or breach of this Agreement or other Transaction Agreement that is based upon a condition, occurrence or cause that is essentially a continuation of any condition, occurrence or cause that existed in connection with the Business while Seller still operated the Business; provided that such violation or breach shall cease to be deemed to be an Excused Violation as of such time, if any, as Buyer receives information that should reasonably have put Buyer on notice of such violation or breach such that Buyer’s continued violation or breach thereof results from Buyer’s negligence in its operation of the Business.

“Field” means all use in humans of cable or plate-based products involving the sternum or anterior ribs.

“Force Majeure Event” has the meaning set forth in Section 17.21.

“Fundamental Default” means (i) that fewer than [****] of the Products ordered for shipment hereunder over any [****] period are delivered by Seller on time, (ii) Seller breaches Section 2.5, (iii) Seller commits an intentional breach of this Agreement, or (iv) Seller otherwise materially breaches this CMA or the Quality Agreement and (x) fails to cure such breach within [****] after written notice from Buyer or (y) repeats such breach [****].

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

“Indemnified Party” has the meaning set forth in Section 10.1.

“Indemnifying Party” has the meaning set forth in Section 10.1.

“Initial Term” has the meaning set forth in Section 6.1.

“Losses” has the meaning set forth in Section 10.1.

“Managed Version” means (i) Wholly Engineered products; (ii) Thorecon Products; and (iii) [****].

“Margin” with respect to any Product means a fraction, the numerator of which is the amount by which the price for which Seller sells such Product to Buyer hereunder exceeds the COGS associated with such Product and the denominator of which is such price, expressed as a percentage. For example, if the COGS associated with a Product are $100 and the Price is $125, then the Margin for such Product is ($125 - $100)/$125 = 20%.

“New Product” means any product that is not a Managed Version.

“Nonconforming Products” means any Products received by Buyer from Seller pursuant to a Purchase Order that (i) do not conform to such Purchase Order, (ii) do not conform to the specifications, (iii) are not properly packaged, (iv) do not include all required documentation or (v) for any other reason are not suitable for immediate release and sale.

“Notice” has the meaning set forth in Section 17.5.

“Party” has the meaning set forth in the preamble to this CMA.

“Payment Failure” has the meaning set forth in Section 6.3(a).

“Personnel” of a Party means any agents, employees, contractors or subcontractors engaged or appointed by such Party.

“Price” has the meaning set forth in Section 5.1.

“Product Warranty” has the meaning set forth in Section 9.3.

“Product(s)” means all products manufactured by Seller for Buyer under this CMA.

“Purchase Order” means Buyer’s purchase order issued to Seller hereunder.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

“Quality Agreement” means the Contract Manufacturing Quality Agreement and the Private Label Quality Agreement of even date herewith by and among the Parties, which sets forth certain obligations of the Parties with respect to the quality and compliance of the Products.

“Receiving Party” has the meaning set forth in Section 13.1.

“Regular Planning Meeting” has the meaning set forth in Section 2.8(c).

“Relationship Manager” has the meaning set forth in Section 2.8(b).

“Renewal Term” has the meaning set forth in Section 6.2.

“Responsible Party” means Buyer with respect to the Products constituting CMA Products under the CMA Product Quality Agreement, and Seller with respect to Products constituting Private Label Products under the Private Label Quality Agreement.

“Safety Stock” has the meaning set forth in Section 3.4.

“Seller” has the meaning set forth in the preamble to this CMA.

“Service Providers” has the meaning set forth in Section 16.3.

“Service Schedule” has the meaning set forth in Section 16.1(b).

“Services” means any services provided by Seller pursuant to Section 16.

“Taxes” means any and all present and future sales, income, stamp and other taxes, levies, imposts, duties, deductions, charges, fees or withholdings imposed, levied, withheld or assessed by any Governmental Authority, together with any interest or penalties imposed thereon.

“Term” has the meaning set forth in Section 6.2.

“Trauma” means physical injuries of sudden onset not caused by medical examination or treatment (for example, damage to the sternum or anterior ribs done by a cardiothoracic surgeon to gain access to an organ in the human thorax is not deemed to be Trauma).

“TSA” means the Transition Services Agreement between the Parties.

“Warranty Period” with respect to any Product means the useful life of such Product as set forth on the documentation therefor. The useful life of the Sternal Products (including, without limitation, instrumentation) is three (3) years.

“Wholly Engineered” means a Sternal Product that does not require material engineering of the lower level component drawings.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

2.	Purchase and Sale of Products.

2.1	Purchase and Sale. Subject to the terms and conditions of this CMA, during the Term Buyer shall purchase from Seller, and Seller shall manufacture and/or supply and sell to Buyer, the Products (including the Sternal Products and all Managed Versions). Schedule 1 contains: (a) a description of the Sternal Products to be manufactured and sold hereunder; and (b) the purchase price for each of the Sternal Products.

2.2	Exclusivity of Seller. Seller will not market or sell any Sternal Products or Managed Versions, or manufacture Sternal Products or Managed Versions for other Persons or for itself or its Affiliates, where Seller knows, or reasonably should know, that such Sternal Products or Managed Versions will be marketed for use or sale in the Field. Seller shall not be prohibited from manufacturing, marketing, and/or distributing the Sternal Products (including Managed Versions) for use or sale outside the Field. Further, notwithstanding the foregoing, this Section 2.2 shall not prohibit Seller from manufacturing any products for a third Person that is not an Affiliate of Seller (in the provision by Seller of contract manufacturing services to such third Person) to treat Trauma generally (including but not limited to Trauma to the sternum or anterior ribs), provided that (i) treatment of Trauma to the sternum or anterior ribs is not a primary purpose or a substantial focus of the marketing of such products, (ii) such products are marketed and sold solely under trademarks or brands controlled by such third Person and not under any trademark or brand owned or controlled by Seller or any Affiliate thereof and (iii) Seller provides no design or product engineering services with respect to any such products in the Field. Other than the Sternal Products (including Managed Versions), and to the extent not inconsistent with Section 6.07 of the Asset Purchase Agreement, no prohibitions shall exist with respect to any products manufactured, marketed, and/or distributed for use or sale by Seller or its Affiliates, whether directly or indirectly, including its distributors, and/or third-party resellers. For avoidance of doubt, no right is granted for Seller to use, and Seller agrees not to use, any trademark or other designation of source, origin, sponsorship, endorsement of certification of Buyer, including any of the foregoing included in the Purchased Assets.

2.3

Exclusivity of Buyer. Subject to Section 2.4 (“Secondary Source”): (1) Buyer will purchase all Sternal Products, including Managed Versions, from Seller; (2) Seller shall have a right of first negotiation to manufacture for Buyer all New Products that do not otherwise constitute Sternal Products or Managed Versions, provided that the right of first negotiation shall only apply to products manufactured during the Term and shall in no event apply to products commercially released after the third anniversary of the Closing of the Asset Purchase Agreement or that are or shall be products, or new versions or line extensions with respect to any product, manufactured by Buyer separately from

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

the Business, and provided, further, that the right of first negotiation shall terminate upon a change of Control of Buyer; and (3) except as may be otherwise agreed to by the Parties, Buyer will not distribute or sell Sternal Products or Managed Versions to any Person whom Buyer knows, or reasonably should know, will market and use such Products outside the Field. If Seller’s rights under the foregoing right of first negotiation arise with respect to any product that Buyer wishes to have manufactured, Buyer shall so notify Seller in writing. If Seller wishes to manufacture such product for Buyer, Seller shall so notify Buyer within thirty (30) days after receiving such notice from Buyer, which notice shall include the terms under which Seller proposes to provide such manufacturing services (the “ROFN Proposal”). Buyer and Seller shall then negotiate in good faith with the view of entering into a written agreement pursuant to which Seller will provide such manufacturing services to Buyer. Notwithstanding any other provision hereof, if Seller fails to timely provide a ROFN Proposal, or if Buyer and Seller for any reason fail to enter into such a written agreement within sixty (60) days after Seller provides the ROFN Proposal to Buyer, Seller’s rights under the forgoing right of first negotiation with respect to such product shall terminate, and Buyer shall be free to engage any third Person to provide manufacturing services with respect to such product, any version thereof or other product related thereto under any terms, at any time, at Buyer’s sole discretion. All restrictions upon and obligations of Buyer under this Section 2.3 shall terminate and be of no further force or effect upon the occurrence of a Fundamental Default.

2.4	Secondary Source.

(a)	Buyer will have the right to engage a secondary source manufacturer (including the Buyer manufacturing in its own facility) for Sternal Products or any Managed Version upon providing Notice to Seller of such engagement. Prior to Buyer placing its first purchase order with the secondary source for Sternal Products or Managed Versions for commercial distribution, Buyer will provide Notice to Seller. Upon Seller’s receipt of Buyer’s Notice of placing its first such purchase order with the secondary source, and provided that Seller shall not have theretofore committed any Fundamental Default, the restrictions in Section 2.2 shall be deemed waived by Buyer without the requirement of any further Notice; provided, however, that Buyer shall remain subject to Section 3.5 of this CMA and Seller shall remain subject to Section 6.07 of the Asset Purchase Agreement. For avoidance of doubt, notwithstanding Buyer’s purchases of Sternal Products or Managed Versions from any secondary source, Seller shall remain subject to Section 2.2 in all respects if, prior to such purchases, Seller committed a Fundamental Default.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(b)	Notwithstanding anything to the contrary in Section 2.3, Buyer will have the right at any time to qualify and otherwise prepare any third Person to manufacture the Sternal Products and Managed Versions for Buyer by engaging such third Person to manufacture Sternal Products or Managed Versions to the extent required in connection with such qualification and preparation, and Seller shall reasonably assist and cooperate with Buyer in any efforts of Buyer to do so, but, for so long as Buyer’s obligations under Section 2.3 remain in effect, not for commercial resale. For avoidance of doubt, Seller shall remain subject to Section 2.2 in all respects notwithstanding Buyer’s exercise of its rights under this Section 2.4(b), including, without limitation, its purchase of Sternal Products and Managed Versions from the secondary source or prospective secondary source in connection with its qualification as, or preparation for becoming, a secondary source. To the extent that Seller’s performance of its obligations under this Section 2.4(b) to assist and cooperate with Buyer’s to qualify and otherwise prepare a second source to manufacture Sternal Products and any then-existing Managed Versions require substantial effort, then Seller shall promptly so notify Buyer, and such obligations shall then be conditioned upon Buyer’s acceptance of a Service Schedule therefor under Section 16. Seller shall promptly prepare and propose such a Service Schedule upon Buyer’s request and shall make all commercially efforts to expeditiously resolve any concerns of Buyer with respect thereto.

2.5	Effect of Change of Control or Sale of Assets. In the event of a change of control of Seller or its business, including a merger, sale of stock or sale by Seller of substantially all of its assets, or in the event of any other assignment or transfer of Seller’s business or assets relating to or used in its performance of this CMA, Seller shall cause the Person that acquires such assets or business or acquires control of Seller or its business to assume and agree to perform all of Seller’s obligations under this CMA and the Quality Agreement. Anything in this CMA to the contrary notwithstanding, in the event Seller is subject to a change in control whereby the Person gaining control of Seller is in the business of manufacturing, marketing, and/or distributing for use or sale medical products and instruments in the Field, nothing herein shall be deemed to prohibit such Person from continuing to conduct and expand its business (excluding the business purchased from Seller) in the Field.

2.6	Seller Consent to Specification Change for New Products. Seller shall not be obligated to manufacture any New Product until the specification for such New Product is accepted by Seller, in its sole discretion.

2.7	Managed Versions. If pursuant to Section 16 or otherwise, Seller develops, either solely or jointly with Buyer, any Managed Version, Seller shall, to the extent Buyer submits and Seller accepts Purchase Orders therefor pursuant to Section 3, manufacture such Managed Version for Buyer pursuant to and in accordance with this CMA.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(a)	If Buyer develops, or engages any third Person to develop, any Managed Version and desires to have Seller manufacture such Managed Version hereunder, Buyer shall so notify Seller in writing, which notice includes proposed specifications for such Managed Version. Within thirty (30) days after receiving such notice, Seller shall respond thereto in writing, which response shall either (i) accept such specifications or (ii) suggest changes to such specifications, explaining in detail the reasons for such changes (which reasons may include, without limitation, that manufacturing to such specification would not be reasonably practicable or that changing such specification would reduce manufacturing or other costs). If Seller suggests changes to such specifications, the Parties shall promptly confer in good faith with the view of mutually agreeing to the specifications for such Managed Version. If Buyer and Seller fail to reach an agreement within ten (10) Business Days regarding such specifications, then the decisions of Buyer with respect thereto shall control, provided that Seller shall in no event be obligated to manufacture to such specifications if it is not reasonably practicable to do so (and Seller promptly so notifies Buyer), and provided, further, that the price of such Managed Version hereunder shall be based on Seller’s COGS associated with manufacturing to such specifications as contemplated in Section 5.1(c). Once the specifications for such Managed Version are accepted by Seller or established as otherwise contemplated in this Section 2.7(a), Seller shall, to the extent Buyer submits and Seller accepts Purchase Orders pursuant to Section 3, manufacture such Managed Version for Buyer pursuant to and in accordance with this CMA. The thirty (30) day period provided above for Seller to respond to Buyer’s notice and the ten (10) Business Day period for the Parties to attempt to reach agreement regarding new specifications may upon notice from Buyer, be accelerated upon exigent circumstances, including, without limitation, circumstances that could cause an interruption of or material harm to the Business as a result of the act of the FDA or any other Governmental Authority, market forces or otherwise. Notwithstanding the foregoing, Seller shall have no obligation under this Section 2.7(a) to manufacture any Managed Version, or to review specifications for any Managed Version that is to be manufactured, using additive manufacturing.

(b)	Promptly upon Seller’s completion of the development or design or a Managed Version or after Buyer’s Notice to Seller that it desires Seller to manufacture any Managed Version as contemplated in Section 2.7(a), Seller shall provide Buyer a report stating the price thereof hereunder as determined pursuant to Section 5.1(c), which report shall include all information reasonably required or requested by Buyer to confirm that such price is set correctly. If Buyer so requests, Seller shall be reasonably available under Section 16 to work with Buyer to modify the proposed specifications for any Managed Version in light of Buyer’s concerns regarding such price.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(c)	To the extent that Seller’s performance of its obligations under Sections 2.8(b) or 2.8(c) to review or revise specifications for or determine the price of any Managed Version require substantial effort, then Seller shall promptly so notify Buyer, and such obligations shall then be conditioned upon Buyer’s acceptance of a Service Schedule therefor under Section 16. Seller shall promptly prepare and propose such a Service Schedule upon Buyer’s request and shall make all commercially reasonable efforts to expeditiously resolve any concerns of Buyer with respect thereto.

(d)	If any Managed Version constitutes a replacement for a Product then being manufactured by Seller hereunder, such that Buyer ceases to sell the prior version of such Product (a “Discontinued Product”), then all outstanding Purchase Orders for such Discontinued Product having a delivery date following the release of such Managed Version shall be deemed to be for such Managed Version (with the price thereunder changed as provided herein), and all forecasts with respect to such Discontinued Product for delivery after release of such Managed Version shall be deemed to be forecasts for such Managed Version. To the extent that Seller has any finished goods inventory of such Discontinued Product after release of such Managed Version, or has work-in-process, subassemblies or raw materials inventory for such Discontinued Product, in either case that were manufactured or intended for use in connection with then-pending Purchase Orders or the binding portion of the then most recent forecast that required or forecasted delivery within ninety (90) days of such release date, or that were required to comply with Seller’s obligations under Section 3.4, and to the extent that Seller is not reasonably able to utilize such inventory in connection with such Managed Version or otherwise, Buyer shall purchase such inventory form Seller at Seller’s COGS thereof. Seller shall promptly provide buyer such documentation, records, backup and support for such COGS as Buyer shall reasonably request. Nothing herein limits or conditions any of Seller’s obligations hereunder, including, without limitation, its obligations with respect to product warranties, recalls or indemnification.

2.8	Resource Allocation; Relationship Manager; Resource Planning Committee.

(a)

Buyer acknowledges that, in addition to manufacturing Products for Buyer hereunder, Seller is engaged in the business of designing and manufacturing medical devices for sale by Seller under Seller’s brands and of manufacturing medical devices as a contract manufacturer for other customers, and that those businesses of Seller rely on many of the assets and resources (including equipment, labor, raw materials, components,

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

subcontractors, capital and other manufacturing inputs) that Seller also uses to perform its obligations under this CMA (the “Assets and Resources”). Similarly, Seller acknowledges that, subject to Section 2.5(a), it is Buyer’s sole source for Products and Services, that, even if Buyer were not restricted hereunder from using alternative suppliers, there are currently no alternative suppliers that could supply Buyer with Products or Services under acceptable terms, and, consequently, that Buyer’s ability to successfully operate and maintain the value of the Business it purchases from Seller under the Asset Purchase Agreement depends upon, and in entering into the Asset Purchase Agreement, Buyer has relied upon, Seller’s good faith performance of its obligations under this CMA. Accordingly, Seller shall allocate the Assets and Resources, in terms of both quantity and quality, among its businesses described above in this Section 2.10(a) fairly and in good faith. In the case of a Force Majeure event, Seller will give equal priority to the needs of Buyer in allocating Seller’s Assets and Resources.

(b)	Each party shall appoint a primary “Relationship Manager” and an alternate for when the primary Relationship Manager is not reasonably available. The Relationship Mangers shall manage the relationship of the parties under this CMA and in connection with the performance hereof.

(c)	On a regular basis mutually agreed to by the Parties throughout the Term (but not less often than quarterly), the Relationship Managers, and such other representatives of the Parties as the Relationship Managers shall reasonably decide to include, shall meet in person or via teleconference (“Regular Planning Meetings”). At the Regular Planning Meetings, the Parties shall discuss the allocation of Assets and Resources in light of Buyer’s forecasts and plans and the needs of Seller’s businesses other than its business of performing under this CMA. Subject to their mutual obligations of confidentiality, each Party shall, to facilitate the constructive dialog and collaborative planning that the Regular Planning Meetings are intended to foster, share with the other Party such information regarding the Assets and Resources and regarding its business needs, forecasts and plans as the other Party shall reasonably request. The Parties shall use all commercially reasonable efforts to reach consensus regarding the allocation of Assets and Resources in accordance with the requirements of this Section 2.8 and to amicably resolve any disputes regarding compliance by Seller with its obligations under Section 2.8(a). All Regular Planning Meetings shall be held at such times and locations as are mutually determined by the Relationship Managers.

(d)	Seller’s obligations under this Section 2.8 are in addition to, and in no way condition, qualify or limit, Seller’s other obligations under this CMA. Accordingly, Seller’s compliance with this Section 2.8 will in no way excuse any breach by Seller of any other provision of this CMA.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

2.9	Terms of CMA Prevail Over Buyer’s Purchase Order. The Parties intend for the terms and conditions contained in this CMA and the Basic Purchase Order Terms contained in the applicable Purchase Order to exclusively govern and control each of the Parties’ respective rights and obligations regarding the subject matter of this CMA, and this CMA is expressly limited to such terms and conditions. Any conflicting or additional terms presented in any Purchase Order is waived and of no effect.

2.10	Packaging.

(a)	Materials. Packaging materials will utilize Seller’s designs suited to its production capabilities, using Seller’s standard methods of packaging and shipping, and Seller shall maintain records of packaging specifications; provided that nothing herein shall limit Buyer’s right to change packaging specifications as the Responsible Party. All graphics will be designed by Buyer and shall be within Seller’s current production capabilities, not add to Seller’s costs, and be compliant with applicable Laws. In addition to any graphic designs transferred to Buyer among the Purchased Assets, as between Buyer and Seller all graphics (other than Seller’s retained trademarks, if used) shall be Buyer’s Intellectual Property. All costs for graphic designs and costs for implementing graphic design changes shall be borne by Buyer; provided that nothing herein limits any of Seller’s obligations under the Asset Purchase Agreement with respect to labeling changes and otherwise or requires Buyer to incur any costs in connection therewith.

(b)	Inserts. The Responsible Party shall develop package inserts, shall maintain records of package insert specifications, and shall have control over content. In the event a party becomes aware of a regulatory or legal insufficiency of a package insert that requires urgent modification to maintain compliance, it shall provide prompt notice to the other party and Seller will make such required change and work with Buyer to determine the process for effecting such changes with respect to Products in inventory or that have been distributed. Costs and expenses relating to such changes, including any Recalls or other actions required or advisable in the opinion of the Responsible Party with respect to the affected Products, shall be borne by the at-fault party, unless expressly provided for otherwise under the APA or Section 9.7 of this CMA.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(c)	Labels. Seller shall utilize package labels developed by the Responsible Party that are within Seller’s current production capabilities, do not add to Seller’s Costs, and are compliant with applicable laws. In the event a party becomes aware of a regulatory or legal insufficiency of a package label that requires urgent modification to maintain compliance, it shall provide prompt notice to the other party and Seller will make such required change and work with Buyer to determine the process for effecting such changes with respect to Products in inventory or that have been distributed. Costs and expenses relating to such changes, including any Recalls or other actions required or advisable in the opinion of the Responsible Party with respect to the affected Products, shall be borne by the at-fault party, unless expressly provided for otherwise under the APA or Section 9.7 of this CMA.

2.11	No Conflict Minerals. RTI shall comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act by sourcing conflict-free minerals for use in the manufacturing of metal implants and other products, and upon request, shall provide documentation of compliance to A&E and regulatory agencies.

3.	Ordering Procedure.

3.1	Forecasts. Buyer has provided to Seller a rolling forecast (and corresponding Purchase Orders) for the period beginning the first Contract Year which is attached hereto as Exhibit A. Thereafter, by the last Business Day of each month, Buyer will submit a rolling forecast, listed by SKU, of Buyer’s actual or anticipated designated delivery dates of Products over the 12-month period commencing on the following month. (For illustrative purposes only, September will be the first month of a rolling forecast submitted on the last Business Day of August.) The first four months of each rolling forecast shall be binding on Buyer. Months 5 through 12 of the rolling forecast shall not be binding upon Buyer, but are for planning purposes only. All non-binding months of the rolling forecasts shall be based on Buyer’s good faith estimates. Unless otherwise agreed to by Seller, the anticipated quantities for each Product (both by SKU and cumulatively) specified for month five in a rolling forecast shall neither increase nor decrease by more than [****] upon its conversion to the binding fourth month in the subsequent month’s rolling forecast. Buyer will use commercially reasonable efforts to provide smooth month-to-month ordering patterns in its rolling forecast (excluding the effect of stocking orders).

3.2

Purchase Orders. Buyer shall submit to Seller Purchase Orders for Products correlating to the binding forecast no later than [****] before the designated delivery date. All accepted Purchase Orders for Products shall be firm and binding on Buyer and Seller. Seller shall accept all Purchase Order submitted by Buyer for Sternal Products, Managed Versions (except as provided in Section 2.7(a)) and any New Products (to the extent that the Parties have mutually agreed that Seller will manufacture such New Products hereunder); provided, however, that Seller will not be required to accept Purchase Orders (i) for Managed Versions that are not designed or developed by Seller until the specifications

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

therefor have been established as contemplated in Section 2.7(a), (ii) that designate a delivery date(s) less than [****] from the date of the Purchase Order, or for a quantity of Product on the specified delivery date(s) that, when aggregated with other outstanding Purchase Orders, exceeds the sum of (x) [****] of the forecasted orders for delivery of such Product on such date(s) plus (y) the then available Safety Stock of such Products (collectively, the “Excess Orders”), or (ii) that are not in conformity with the applicable requirements of this CMA. Seller will use commercially reasonable efforts to accept all Excess Orders (provided that such Excess Orders otherwise comply with this CMA). To the extent that Seller cannot accept an Excess Order notwithstanding such commercially reasonable efforts, Seller will confer with Buyer and make commercially reasonable efforts to accept delivery dates with respect to such Excess Orders that are as close as is commercially practicable to Buyer’s requested delivery date. If accepting an Excess Order would require Seller to incur overtime expenses, Seller’s acceptance of such Excess Order may include a statement that such acceptance is contingent on Buyer’s agreement to pay such overtime expenses (but only to the extent that such overtime expenses are solely attributable to Seller’s efforts to timely deliver such Excess Order), which acceptance shall further state Seller’s good faith best estimate of the amount of such overtime expenses. If Buyer does not agree to pay such overtime expenses, such acceptance shall be void, and such Purchase Order shall not be binding on Buyer and Seller. Seller may invoice Buyer for such overtime expenses incurred by Seller. If Buyer does not respond to any contingent acceptance of an Excess Order within three (3) Business Days after Buyer’s receipt of such contingent acceptance, Buyer shall be deemed to have declined to pay overtime with respect to such Excess Order. For clarity, overtime expenses shall relate solely to employees of Seller who are not exempt from the requirement to pay overtime under applicable law and means, with respect to any such employee, the product obtained by multiplying (i) the amount by which the hourly compensation that Seller is required by law to pay to such employee for work performed during overtime periods (as defined under applicable law) exceeds such employee’s standard hourly compensation, by (ii) the number of hours worked by such employee during applicable overtime periods. Seller shall provide such documentation, records, backup and support as Buyer shall reasonably request to confirm that any overtime expenses charge hereunder conform to the requirements of this Section 3.2.

3.3	Initial Instrument Set Order. Without limiting any of Seller’s other obligations regarding Purchase Orders and shipping, within thirty (30) days after the closing of the Asset Purchase Agreement, Buyer will submit, and Seller will accept, a purchase order for [****] set forth in Exhibit B for manufacture by January 31, 2018. Rolling shipments may be made by Seller.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

3.4	Safety Stock. Beginning one hundred twenty (120) days after the Effective Date, Seller will at all times during the Term maintain in inventory a quantity of finished goods sufficient to meet [****] of Sternal Product demand, based on the binding portion of the forecast with respect to those Sternal Products that account for [****] of Seller’s revenue under this Agreement (the “Safety Stock”). Upon Seller’s full performance of its obligations under Section 6.9 of the Asset Purchase Agreement, including the release of Products with such changes to labeling and any other modifications as may be required in connection with such performance, the Safety Stock required hereunder shall thereafter be [****] of Sternal Product demand, based on the binding portion of the forecast with respect to those Sternal Products that account for [****] of Seller’s revenue under this Agreement. Seller shall not be deemed in default of this provision if the Safety Stock falls below the minimum threshold due to orders made by Buyer in excess of the binding forecasts, provided that Seller shall replenish the Safety Stock to the levels required hereunder as soon as is reasonably practicable.

3.5	Minimum Annual Performance.

(a)	Buyer must meet or exceed its Minimum Annual Performance (“MAP”) level for each Contract Year as measured by the aggregate fees for Products ordered by Buyer for delivery during such Contract Year. The MAP for the first Contract Year shall be [****]. Thereafter, the MAP for each Contract Year (including the Contract Year(s) contained in any Renewal Term) shall equal [****] of the amount that Buyer would pay hereunder over such Contract Year if it ordered all of the Products set forth on the most recent forecast that shall have been submitted hereunder as of the first day of such Contract Year and timely received such Products during such Contract Year. In the event of a Force Majeure Event, the MAP with respect to the particular Contract Year affected by such Force Majeure Event shall be deemed reduced by the amount that Buyer would have paid hereunder for the Products subject to the Force Majeure Event had they been timely shipped to Buyer. This Section 3.5 shall terminate and be of no further force or effect upon the occurrence of a Fundamental Default.

(b)	Within thirty (30) calendar days following the end of a Contract Year, Seller shall notify Buyer in the event Buyer failed to satisfy its MAP for the prior Contract Year and shall specify the amount of the deficiency (a “Deficiency Notice”). Buyer shall have thirty (30) calendar days from receipt of the Deficiency Notice from Seller to cure the deficiency by submitting a Purchase Order to Seller for Products in a quantity sufficient to require payment that is equal to or greater than the amount of such deficiency, which Purchase Order shall include payment in advance in the amount of such deficiency (with any balance owing under such Purchase Order paid as provided herein). Such payment in advance shall not count toward Buyer’s MAP requirement for the then-current Contract Year. In the event Buyer fails to satisfy its MAP for the final Contract Year of this CMA, this Section 3.5(b) shall survive for such minimum amount of time as required for the parties to satisfy their respective cure provisions hereunder. This Section 3.5(b) sets forth Buyer’s sole liability and Seller’s sole and exclusive remedy for any breach of this Section 3.5.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

4.	Shipment, Delivery, Acceptance and Inspection.

4.1	Shipment. Seller may make partial shipments of Products to Buyer within the designated delivery window, provided that doing so does not increase shipping costs incurred by Buyer. Buyer will be entitled to designate the common courier for shipment. In the absence of specific instructions, Seller may select a national courier (e.g., Fedex, UPS, DHL) of its choice.

4.2	Delivery. Seller shall deliver the Products Ex Works at Seller’s facilities as defined in Incoterms 2010. Seller will ship all Products purchased under an accepted binding Purchase Order on time. An on time shipment shall be deemed to be a shipment made up to seven days before, and up to three days after, the shipment date specified on such Purchase Order. For this purpose, Nonconforming or Defective Products will not be deemed to be shipped until repaired or replaced Product is shipped. Such Nonconforming or Defective Products shall be replaced, including shipping, at no charge to Buyer.

4.3	Inspection of Shipments Received. Buyer shall inspect Products received under this CMA within five (5) Business Days after Buyer receives such Products at its facility, including without limitation, all materials and documentation required to release or commercially sell or distribute such Products, and shall either accept or, only if any such Products are Nonconforming Products, reject such Products. Buyer will be deemed to have accepted Products unless it provides Seller with written Notice of any Nonconforming Products within seven (7) Business Days following receipt of the Products and all such materials and documentation at its facility, stating with specificity all defects and nonconformities, and furnishing such other written evidence or other documentation as may be reasonably required by Seller (including the subject Products, or a representative sample thereof, which Buyer contends are Nonconforming Products). Seller acknowledges that inspection of Products shall be limited to inspection of the closed containers in which such Products are shipped to Buyer, without opening any such containers, and of any related documentation and materials provided therewith. Accordingly, acceptance by Buyer of any Products shall in no way waive or limit any of Seller’s rights under or relating to any Product Warranty or other rights. If Buyer timely notifies Seller of any Nonconforming Products, Seller shall inspect such Product(s) for nonconformities and, provided a nonconformity exists, Seller shall elect to either:

(a)	replace such Nonconforming Products with conforming Products; or

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(b)	refund to Buyer such amount paid by Buyer to Seller for such Nonconforming Products returned by Buyer to Seller.

Buyer shall ship all Nonconforming Products to Seller’s facility or to such other location as Seller may instruct Buyer. Seller shall reimburse Buyer for its shipment costs to Seller for verified Nonconforming Products, and if Seller exercises its option to replace Nonconforming Products, Seller shall ship to Buyer, at Seller’s expense and risk of loss, the replacement Products.

EXCEPT AS OTHERWISE PROVIDED FOR IN THIS CMA, AND WITHOUT IN ANY WAY LIMITING OR EXCLUDING ANY OF BUYER’S REMEDIES FOR FAILURE TO COMPLY WITH ANY BINDING PURCHASE ORDER, FOR ANY BREACH OF SECTION 3 OR UNDER SECTION 9.5, SECTION 9.7 OR SECTION 10, THE REMEDIES SET FORTH IN THIS SECTION 4.3 ARE BUYER’S EXCLUSIVE REMEDY FOR THE DELIVERY OF NONCONFORMING PRODUCTS, SUBJECT TO BUYER’S RIGHTS UNDER SECTION 9.5 WITH RESPECT TO ANY SUCH PRODUCTS FOR WHICH BUYER HAS ACCEPTED DELIVERY UNDER THIS SECTION 4.3.

4.4	Limited Right of Return. Except as provided under Section 4.3 and Section 9.5 or as may be required in connection with any recall or other act of any Governmental Authority, Buyer has no right to return Products shipped to Buyer pursuant to this CMA.

5.	Price and Payment.

5.1	Product Price.

(a)	With respect to all Sternal Products currently offered for sale by Seller, as well as those Sternal Products labeled “Thorecon” in Schedule 1, Buyer shall purchase such products from Seller at the prices calculated [****] and set forth on Schedule 1 attached hereto, with such prices being fixed for the Term, except as otherwise provided for in this CMA (“Prices”).

(b)	Seller represents and warrants that the Price of each Sternal Product currently offered for sale by Seller and of each of Seller’s Thoracon Products has been set to provide Seller [****] with respect to such Product, assuming that the COGS with respect to each such Sternal Product currently offered by Seller is equal to [****].

(c)

The price at which Seller shall sell any Managed Versions to Buyer hereunder shall be set so as to [****]. Seller represents and warrants that, to the best of its knowledge as of the date that it reports [****] to Buyer pursuant to Section 2.7(c), all information in such report and in any associated documentation, backup, records or support shall be complete and correct. Once accepted by Buyer, Managed Version prices hereunder

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

[****]; provided that if such Managed Version is released at any time during the last twelve (12) months of the Initial Term or any Renewal Term, and if this CMA is then renewed for a Renewal Term after such release, then [****].

(d)	The Parties shall in good faith negotiate fair and competitive pricing for New Products and if the Parties reach agreement, amend this CMA to add the prices and other terms and conditions for the New Product.

5.2	Shipping Charges, Insurance and Taxes. All Prices are exclusive of, and Buyer is solely responsible for, and shall pay, and shall hold Seller harmless from, all Taxes, with respect to, or measured by, the sale, shipment, use or Price of the Products or any Services (including interest and penalties thereon); provided, however, that Buyer shall not be responsible for any Taxes imposed on, or with respect to, Seller’s income, revenues, gross receipts, use, Personnel or real or personal property or other assets.

5.3	Services Prices.

(a)	As full and complete consideration for provision of the Services, Buyer shall pay Seller to provide the Services in accordance with the following fee schedule:

Skills required	Hourly Rate
Skilled Technical Staff	[****]
Engineer I, II & Process Engineer; Specialist / Sr. Specialist RA / QA	[****]
Engineer III and Project Manager; Mgr / Sr. Mgr RA / QA	[****]
Director of Engineering / RA / QA	[****]

(b)	All charges must in any event be reasonable and appropriately documented.

(c)	Each of the Parties acknowledges that, over the course of the Term, the titles and job descriptions of Seller’s engineering and other technical personnel, as well as Seller’s costs associated with such personnel, may change. If, as a result of any such changes, it would be reasonable and appropriate for the job titles or hourly rates set forth above in this Section 5.3 to change, the Parties shall discuss and make reasonable efforts to agree upon appropriate changes thereto at the Regular Planning Meetings.

(d)	Buyer will reimburse Seller for out-of-pocket costs incurred by Seller in providing services (such as the cost of materials included in deliverables provided to Buyer) to the extent that such out-of-pocket costs are described in reasonable detail in the applicable Service Schedule.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(e)	Seller shall promptly provide buyer such documentation, records, backup and support for any charges related to the Services as Buyer shall reasonably request.

5.4	Payment Terms. Seller shall issue invoices to Buyer for all Products ordered by Buyer at or after the time that such Products are shipped and for all Services provided in any month at or after the end of such month (or as otherwise specified in the applicable Service Schedule), setting forth in reasonable detail the amounts payable by Buyer under this CMA. Buyer shall pay to Seller all undisputed invoiced amounts with thirty (30) days of the date of such invoice (and shall pay amounts disputed pursuant to Section 5.5 within thirty (30) days after such dispute is resolved). Buyer shall make all payments in US dollars by check or wire transfer, in accordance with the following wire instructions:

ABA Routing Number:	[****]
Account Number:	[****]
Banking Institution:	[****]
Bank Address:	[****]
Company Contact:	[****]

5.5	Invoice Disputes. Buyer shall notify Seller in writing of any dispute with any invoice (along with substantiating documentation and a reasonably detailed description of the dispute) within fifteen (15) Business Days from the date of such invoice, provided that if Buyer inadvertently fails to review in a timely fashion any invoice received hereunder, then Buyer may dispute such invoice at any time within five (5) Business Days after receiving Notice from Seller that such payment is past due. Buyer will be deemed to have accepted all invoices for which Seller does not receive timely notification of dispute, and shall pay all undisputed amounts due under such invoices within the period set forth in Section 5.4. The Parties shall seek to resolve any such disputes expeditiously and in good faith.

5.6	Late Payments. Buyer shall pay interest on all late payments (whether during the Term or after the expiration or earlier termination of the Term), calculated daily and compounded monthly, at the lesser of the rate of [****] per annum or the highest rate permissible under applicable Law. Buyer shall also reimburse Seller for all reasonable costs incurred by Seller in collecting any late payments, and Seller shall reimburse Buyer for all reasonable costs incurred by Buyer to defend any collection claim by Seller that is found to lack merit, including in each case attorneys’ fees and court costs. In addition to all other remedies available under this CMA or at Law (which Seller does not waive by the exercise of any rights under this CMA), if Buyer fails to pay any undisputed amounts when due under this CMA, Seller may (a) suspend the delivery of any Products, (b) reject Buyer’s Purchase Orders.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

5.7	No Set-off Right. Buyer shall not, and acknowledges that it will have no right to, offset any amounts owed to Seller under this CMA against any other amounts owed (or to become due and owing) to it by Seller or Seller’s Affiliates, whether relating to Seller’s or its Affiliates’ breach or non-performance of this CMA, any Purchase Order or any other agreement.

6.	Term; Termination.

6.1	Initial Term. The term of this CMA commences on the Effective Date and continues for a period of five (5) years, unless it is earlier terminated pursuant to the terms of this CMA (the “Initial Term”).

6.2	Renewal Term. Upon expiration of the Initial Term, the term of this CMA will automatically renew for one additional two (2) year term unless either Party provides written Notice of non-renewal at least one (1) year prior to the end of the Initial Term (the “Renewal Term” and together with the Initial Term, the “Term”), unless the Renewal Term is earlier terminated pursuant to the terms of this CMA.

6.3	Seller’s Right to Terminate. Seller may terminate this CMA, by providing written Notice to Buyer:

(a)	if Buyer fails to pay any undisputed amount when due under this CMA if such failure to pay is not cured by Buyer within thirty (30) days after Buyer’s receipt of written Notice of such failure to pay (“Payment Failure”);

(b)	if Buyer is in material breach of any representation, warranty or covenant of Buyer under this CMA (other than committing a Payment Failure), and either the breach cannot be cured or, if the breach can be cured, it is not cured by Buyer within thirty (30) days after Buyer’s receipt of written Notice of such breach;

(c)	if Buyer (i) becomes insolvent, (ii) files or has filed against it, a petition for voluntary or involuntary bankruptcy or otherwise becomes subject, voluntarily or involuntarily, to any proceeding under any domestic or foreign bankruptcy or insolvency Law, or (iii) applies for or has appointed a receiver, trustee, custodian or similar agent appointed by order of any court of competent jurisdiction to take charge of or sell any material portion of its property or business; or

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(d)	in the event of a Force Majeure Event affecting Buyer’s performance under this CMA for more than one hundred twenty (120) consecutive days.

Any termination under this Section 6.3 will be effective on Buyer’s receipt of Seller’s written Notice of termination or such later date (if any) set forth in such Notice.

6.4	Buyer’s Right to Terminate. Buyer may terminate this CMA, by providing written Notice to Seller:

(a)	if Seller commits a Fundamental Default;

(b)	if Seller (i) becomes insolvent, (ii) files or has filed against it, a petition for voluntary or involuntary bankruptcy or otherwise becomes subject, voluntarily or involuntarily, to any proceeding under any domestic or foreign bankruptcy or insolvency Law, or (iii) applies for or has appointed a receiver, trustee, custodian or similar agent appointed by order of any court of competent jurisdiction to take charge of or sell any material portion of its property or business; or

(c)	in the event of a Force Majeure Event affecting Seller’s performance under this CMA for more than one hundred twenty (120) consecutive days.

6.5	Effect of Expiration or Termination.

(a)	Upon the expiration or earlier termination of this CMA, to the extent that Seller has any finished goods inventory of Product, or has work-in-process, subassemblies or raw materials inventory for Product, in each case that were manufactured or intended for use in connection with then-pending Purchase Orders or the binding portion of the then most recent forecast that required or forecasted delivery within ninety (90) days of such termination, or were required to comply with Seller’s obligations under Section 3.4, and to the extent that Seller is not reasonably able to utilize such inventory, Buyer shall purchase such inventory form Seller at Seller’s COGS thereof. Seller shall promptly provide buyer such documentation, records, backup and support for such COGS as Buyer shall reasonably request.

(b)	Expiration or termination of the Term will not affect Buyer’s obligation to pay for any Products shipped to Buyer hereunder nor any rights or obligations of the Parties that:

(i)	come into effect upon or after termination or expiration of this CMA; or

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(ii)	otherwise survive the expiration or earlier termination of this CMA pursuant to Section 17.4 and were incurred by the Parties prior to such expiration or earlier termination.

(c)	Except as provided in Section 6.5(d), any Notice of termination under this CMA automatically operates as a cancellation of any deliveries of Products to Buyer that are scheduled to be made, or of Services that are to be provided, subsequent to the effective date of termination, whether or not any orders for such Products or the applicable Service Schedules had been accepted by Seller.

(d)	Notwithstanding any other provision hereof, if this Agreement terminates pursuant to Section 6.3(b) or 6.4 before Buyer has fully qualified a second source that is fully ready and able to assume full responsibility for manufacturing the Products as required by Buyer, and provided that Buyer does not commit or timely cures any Payment Default, the Parties’ respective obligations under this CMA shall survive any such termination hereof until such time as Buyer has fully qualified a second source of supply that is ready to commence fulfilling Buyer’s requirements for Products, such time to qualify a second source not to exceed the period commencing upon termination of this CMA and ending on the earlier of (i) the first (1st) anniversary of such termination and (ii) the fifth (5th) anniversary of the Effective Date, if this CMA is terminated during its Initial Term, or the seventh (7th) anniversary of the Effective Date, if this CMA is terminated during the Renewal Term, provided that in either case such period may be extended if Seller fails in any material respect to fully perform its obligations under Section 2.4(b) or 16 hereof or any of its obligations under the Asset Purchase Agreement, Transition Services Agreement, or any other Transaction Documents that relate to or affect Buyer’s practical ability to assume full responsibility for manufacturing the Products.

7.	Certain Obligations of Buyer.

7.1	Certain Prohibited Acts. Notwithstanding anything to the contrary in this CMA, neither Buyer nor any Buyer Personnel shall make any representations, warranties, guarantees, indemnities, similar claims or other commitments actually, apparently or ostensibly on behalf of Seller.

7.2	Credit Risk on Resale of the Products to Customers. Without limiting Seller’s obligations or Buyer’s rights under the Asset Purchase Agreement or any other Transaction Document, Seller shall not be responsible under this CMA for any credit risks with respect to, and for collecting payment for, all products (including Products) sold to Buyer’s customers, whether or not Buyer has made full payment to Seller for such products. The inability of Buyer to collect the purchase price for any product shall not be a condition to Buyer’s obligation to pay Seller for any Products.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

8.	Compliance with Laws. Both Parties shall at all times comply with all Laws applicable to this CMA and each Party’s respective performance of its obligations hereunder. Without limiting the generality of the foregoing, each Party shall (a) at its own expense, maintain all certifications, credentials, licenses and permits necessary to conduct its business relating to the manufacture, purchase, use or resale of the Products and (b) not engage in any activity or transaction involving the Products, by way of resale, lease, shipment, use or otherwise, that violates any Law. Notwithstanding the foregoing, Buyer shall not be deemed to breach this Section 8 by reason of any Excused Violation.

9.	Representations and Warranties.

9.1	Buyer’s Representations and Warranties. Buyer represents and warrants to Seller that:

(a)	it is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware;

(b)	it has the full right, power and authority to enter into this CMA and to perform its obligations hereunder;

(c)	the execution of this CMA by its Representative whose signature is set forth at the end of this CMA, and the delivery of this CMA by Buyer, have been duly authorized by all necessary action on the part of Buyer;

(d)	the execution, delivery and performance of this CMA by Buyer will not violate, conflict with, require consent under or result in any breach or default under (i) any of Buyer’s organizational documents or (ii) any applicable Law;

(e)	this CMA has been executed and delivered by Buyer and (assuming due authorization, execution and delivery by Seller) constitutes the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms;

(f)	it is in material compliance with all applicable Laws relating to this CMA, the Products and the operation of its business, except for any Excused Violations; and

(g)	it is not insolvent.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

9.2	Seller’s Representations and Warranties. Seller represents and warrants to Buyer that:

(a)	it is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware;

(b)	it has the full right, power and authority to enter into this CMA and to perform its obligations hereunder;

(c)	the execution of this CMA by its Representative whose signature is set forth at the end of this CMA, and the delivery of this CMA by Seller, have been duly authorized by all necessary action on the part of Seller; and

(d)	the execution, delivery and performance of this CMA by Seller will not violate, conflict with, require consent under or result in any breach or default under (i) any of Seller’s organizational documents, or (ii) any applicable Law;

(e)	this CMA has been executed and delivered by Seller and (assuming due authorization, execution and delivery by Buyer) constitutes the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms;

(f)	it is in material compliance with all applicable Laws relating to this CMA, the Products and the operation of its business; and

(g)	to the Knowledge of the Seller, there exist no conditions, occurrences or causes that would be reasonably expected to lead to any Excused Violations; and

(h)	it is not insolvent.

9.3	Product Warranty. Subject to the provisions of Sections 9.4 through 9.6, Seller warrants to Buyer (the “Product Warranty”) that:

(a)	During the applicable Warranty Period, each Product will materially conform to the applicable specifications, will be free from defects in materials and workmanship, will be manufactured in compliance with all applicable Laws and will comply in all respects with all requirements of the Quality Agreement.

(b)	Buyer will receive good and valid title to all Products, free and clear of all encumbrances and liens of any kind.

9.4	Product Warranty Limitations. The Product Warranty does not apply to any Product that:

(a)	has been subjected to use contrary to any instructions issued by Seller, including, without limitation, any of the following to the extent specifically defined in such instructions: abuse, misuse, neglect, negligence, accident, improper testing, improper installation, improper storage, improper handling, abnormal physical stress or abnormal environmental conditions;

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(b)	has not been used, stored and maintained in accordance with the documentation therefor; or

(c)	has been reconstructed, repaired or altered by Persons other than Seller or its authorized Representative.

Buyer shall notify Seller of any changes to the documentation for any Product relating to the use, storage or maintenance thereof and shall make commercially reasonable efforts to address any concerns expressed by Seller that such changes would impair the reliability or durability of such Products.

9.5	Buyer’s Exclusive Remedy for Defective Products. Buyer’s remedy under this Section 9.5 is conditioned upon Buyer’s compliance with its obligations under Section 9.5(a) and Section 9.5(b) below. During the Warranty Period, with respect to any allegedly Defective Products:

(a)	Buyer shall notify Seller, in writing, of any claim of a violation of the Product Warranty within thirty (30) days from the date Buyer discovers such violation, stating with specificity all defects to Buyer’s knowledge, and making commercially reasonable efforts to furnish such other written evidence or other documentation as may be reasonably requested by Seller;

(b)	To the extent reasonably feasible, Buyer shall ship such allegedly Defective Products to Seller’s facility located at Marquette, Michigan for inspection and testing by Seller;

(c)	Seller’s shall inspect and test such Products and, except for any defect that has been caused by any of the factors described in Section 9.4 above, subject to Section 9.5(a) and Section 9.5(b), Seller shall elect to either (i) replace such Defective Products with conforming Products; or (ii) refund to Buyer such amount paid by Buyer to Seller for such Defective Product; and

(d)	Seller shall reimburse Buyer for its shipment costs to Seller for verified Defective Products, and if Seller exercises its option to replace Defective Products, Seller shall ship to Buyer, at Seller’s expense and risk of loss, the replacement Products.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Buyer has no right to return any Product except as set forth in this Section 9.5 or Section 4.3 or as may be required in connection with any recall or other act of any Governmental Authority. In no event shall Buyer reconstruct, repair, alter or replace any Product, in whole or in part, either itself or by or through any third party.

EXCEPT AS OTHERWISE PROVIDED FOR IN THIS CMA, AND WITHOUT IN ANY WAY LIMITING OR EXCLUDING ANY OF BUYER’S REMEDIES FOR FAILURE TO COMPLY WITH ANY BINDING PURCHASE ORDER, FOR ANY BREACH OF SECTION 3 OR SECTION 16.2 OR UNDER SECTION 4.3, SECTION 9.7 OR SECTION 10, THE REMEDIES SET FORTH IN THIS SECTION 9.5 ARE BUYER’S EXCLUSIVE REMEDY FOR THE DELIVERY OF DEFECTIVE PRODUCTS.

9.6 DISCLAIMER OF OTHER REPRESENTATIONS AND WARRANTIES; NON-RELIANCE. EXCEPT FOR THE EXPRESS REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 9.2 AND THE PRODUCT WARRANTY SET FORTH IN SECTION 9.3, AND EXCEPT FOR ANY WARRANTIES PROVIDED IN SECTION 16, (A) NEITHER SELLER NOR ANY PERSON ON SELLER’S BEHALF HAS MADE OR MAKES ANY EXPRESS, IMPLIED, STATUTORY, OR OTHER REPRESENTATION OR WARRANTY UNDER THIS CMA, EITHER ORAL OR WRITTEN, INCLUDING ANY WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, NON-INFRINGEMENT OR PERFORMANCE OF GOODS OR PRODUCTS TO STANDARDS SPECIFIC TO THE COUNTRY OF IMPORT, WHETHER ARISING BY LAW, COURSE OF DEALING, COURSE OF PERFORMANCE, USAGE OF TRADE OR OTHERWISE, ALL OF WHICH ARE EXPRESSLY DISCLAIMED, AND (B) BUYER ACKNOWLEDGES THAT IT HAS NOT RELIED UPON ANY REPRESENTATION OR WARRANTY MADE BY SELLER, OR ANY OTHER PERSON ON SELLER’S BEHALF, EXCEPT AS SPECIFICALLY PROVIDED IN SECTIONS 9.2 AND 9.3 OF THIS CMA, IN THE ASSET PURCHASE AGREEMENT, OR IN ANY OTHER TRANSACTION DOCUMENT.

9.7	Recalls; Market Withdrawals; Field Corrections. The Parties shall conduct recalls, market withdrawals, field corrections, or their foreign equivalents (collectively, “Recalls”) in accordance with Laws applicable to the Products and jurisdictions where such Recall is applicable. The responsibilities of the Parties in effecting Recalls shall be in accordance with the requirements of applicable Laws with respect to the respective activities and roles filled by the Parties under this CMA, and as otherwise may be required under the Parties’ Quality Agreement. The at-fault Party whose actions or omissions gave rise to the Recall shall reimburse the Party not at fault for its reasonable out-of-pocket costs incurred in connection with conducting the Recall. The Parties will in good faith cooperate with each other in the conduct of a Recall. For the avoidance of doubt, Seller shall be deemed to be at-fault for any Recall attributable to an Excused Violation, and, subject to the foregoing, if any Recall is attributable to a breach of this Agreement, the Quality Agreement or any other Transaction Agreement by, either Party, such Party shall be deemed to be the at-fault Party with respect to such Recall.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

10.	Indemnification.

10.1	Mutual Indemnification. Subject to the terms and conditions of this CMA, including those set forth in Section 10.2 and Section 10.3, each Party (as “Indemnifying Party”) shall indemnify, defend and hold harmless the other Party and its Representatives/officers, directors, employees, agents, Affiliates, successors and permitted assigns (collectively, “Indemnified Party”) against any and all losses, damages, liabilities, deficiencies, claims, actions, judgments, settlements, interest, awards, penalties, fines, costs, or expenses of whatever kind, including reasonable attorneys’ fees, fees and the costs of enforcing any right to indemnification under this CMA and the cost of pursuing any insurance providers (collectively, “Losses”), arising out or resulting from any third-party Claim alleging:

(a)	a material breach or non-fulfillment of any representation, warranty or covenant under this CMA or the Quality Agreement by Indemnifying Party or Indemnifying Party’s Personnel;

(b)	any negligent or more culpable act or omission of Indemnifying Party or its Personnel (including any recklessness or willful misconduct) in connection with the performance of this CMA or the Quality Agreement;

(c)	any bodily injury, death of any Person or damage to real or tangible personal property caused by the willful or negligent acts or omissions of Indemnifying Party or its Personnel;

(d)	any failure by Indemnifying Party or its Personnel to materially comply with any applicable Laws (provided that, for the purposes of this Section 10(d), Seller shall be responsible for any Excused Violation); or

(e)	any claim made by any employee, agent or representative of Seller or any other Service Provider against an Indemnified Party relating in any way to such employee’s, agent’s or representative’s involvement in the Services (it being understood that, for any claims under this Section 10.1(e), Seller shall be the Indemnifying Party and the Indemnified Party shall be Buyer or any of its Representatives/officers, directors, employees, agents, Affiliates, successors or permitted assigns).

10.2	Exceptions and Limitations on Indemnification. Notwithstanding anything to the contrary in this CMA, an Indemnifying Party is not obligated to indemnify or defend (if applicable) an Indemnified Party against any Claim if such Claim or corresponding Losses arise out of or result from, in whole or in part, the Indemnified Party’s or its Personnel’s:

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(a)	negligence or more culpable act or omission (including recklessness or willful misconduct); or

(b)	bad faith failure to comply with any of its obligations set forth in this CMA.

10.3	Indemnification Procedure. To receive the foregoing indemnities, the Party seeking indemnification (“Indemnitee”) must: (i) provide Notice to be received by the indemnifying Party (“Indemnitor”) within ten (10) Business Days of Indemnitee’s first notice of the Claim, provided however, that any failure or delay in providing written notice shall not affect the Indemnitor’s indemnification obligations, except to the extent the Indemnitor is prejudiced by such failure or delay; (ii) tender to Indemnitor full control and authority over the defense of the Claim; (iii) cooperate as reasonably requested by Indemnitor (at Indemnitor’s expense) in Indemnitor’s defense of the Claim; and (iv) not enter into any settlement or compromise of such Claim defended by Indemnitor without the express written authorization of Indemnitor. Indemnitor shall not settle or compromise a Claim without Indemnitee’s prior written consent (which consent shall not be unreasonably withheld or delayed), unless: (i) the sole relief provided in such settlement or compromise constitutes monetary damages borne in full by Indemnitor; and (ii) such settlement or compromise does not include any finding or admission of a violation by Indemnitee of any Laws or third party’s rights; or require any changes in the Indemnitor’s or Indemnitee’s business practices that would impair performance of either Party’s obligations under this CMA.

11.	Limitation of Liability.

11.1	NO LIABILITY FOR CONSEQUENTIAL OR INDIRECT DAMAGES. EXCEPT AS PROVIDED IN SECTION 11.3, IN NO EVENT SHALL EITHER PARTY OR THEIR REPRESENTATIVES BE LIABLE FOR CONSEQUENTIAL, INDIRECT, INCIDENTAL, SPECIAL, EXEMPLARY, PUNITIVE OR ENHANCED DAMAGES, LOST PROFITS OR REVENUES OR DIMINUTION IN VALUE, ARISING OUT OF OR RELATING TO ANY BREACH OF THIS CMA, REGARDLESS OF (A) WHETHER SUCH DAMAGES WERE FORESEEABLE, (B) WHETHER OR NOT THE OTHER PARTY WAS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND (C) THE LEGAL OR EQUITABLE THEORY (CONTRACT, TORT OR OTHERWISE) UPON WHICH THE CLAIM IS BASED, AND NOTWITHSTANDING THE FAILURE OF ANY AGREED OR OTHER REMEDY OF ITS ESSENTIAL PURPOSE.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

11.2	MAXIMUM LIABILITY FOR DAMAGES. EXCEPT AS PROVIDED IN SECTION 11.3, IN NO EVENT SHALL EACH PARTY’S AGGREGATE LIABILITY ARISING OUT OF OR RELATED TO THIS CMA, WHETHER ARISING OUT OF OR RELATED TO BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, EXCEED THE TOTAL OF THE AMOUNTS PAID AND AMOUNTS ACCRUED BUT NOT YET PAID TO SELLER PURSUANT TO THIS CMA IN THE ONE YEAR PERIOD PRECEDING THE EVENT GIVING RISE TO THE CLAIM.

11.3	Exceptions. Notwithstanding any other provision hereof, this Section 11 shall not apply to, and shall neither exclude any damages or other remedies nor limit any liability of Seller arising out of or in connection with, Seller’s or its Affiliates’ (i) intentional misconduct or recklessness giving rise to a breach of this CMA or the termination hereof, (ii) breach of Section 13 or (iii) obligations under Section 10.

12.	Intellectual Property. Except as provided in Section 16, neither Party shall obtain from the other Party, whether expressly, impliedly, or by estoppel, any rights to the Intellectual Property of the other Party by operation of this CMA, except that the Parties will grant, and do hereby grant, a limited license to its Intellectual Property solely to the extent reasonably necessary for each Party to satisfy its respective performance obligations or exercise its rights under this CMA. Nothing in this CMA shall be deemed to otherwise affect the transfer and/or license of Intellectual Property rights conferred in the Asset Purchase Agreement, Intellectual Property License Agreement, or any other Transaction Documents.

13.	Confidentiality.

13.1	Scope of Confidential Information. From time to time during the Term, either Party (as the “Disclosing Party”) may disclose or make available to the other Party (as the “Receiving Party”) information about its business affairs, goods and services, forecasts, confidential information and materials comprising or relating to Intellectual Property, trade secrets, third-party confidential information and other sensitive or proprietary information. Such information, as well as the terms of this CMA, whether orally or in written, electronic or other form or media, and whether or not marked, designated or otherwise identified as “confidential,” is collectively referred to as “Confidential Information” hereunder. Buyer shall be deemed to be the Disclosing Party and Seller shall be deemed to be the Receiving Party with respect to all Confidential Information included, or the rights to which are included, in the Purchased Assets. Notwithstanding the foregoing, Confidential Information does not include information that, at the time of disclosure and as established by documentary evidence:

(a)	is or becomes generally available to and known by the public other than as a result of, directly or indirectly, any breach of this Section 13 by the Receiving Party or any of its Representatives;

(b)	is or becomes available to the Receiving Party on a non-confidential basis from a third-party source, provided that such third party is not and was not prohibited from disclosing such Confidential Information;

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(c)	was known by or in the possession of the Receiving Party or its Representatives prior to being disclosed by or on behalf of the Disclosing Party;

(d)	was or is independently developed by the Receiving Party without reference to or use of, in whole or in part, any of the Disclosing Party’s Confidential Information; or

(e)	is required to be disclosed pursuant to applicable Law or rules or regulations of any stock exchange.

13.2	Protection of Confidential Information. The Receiving Party shall, for so long as it retains any Confidential Information that qualifies as a trade secret under applicable law, and for five (5) years from disclosure of any Confidential Information that does not qualify as a trade secret:

(a)	protect and safeguard the confidentiality of the Disclosing Party’s Confidential Information with at least the same degree of care as the Receiving Party would protect its own Confidential Information, but in no event with less than a commercially reasonable degree of care;

(b)	not use the Disclosing Party’s Confidential Information, or permit it to be accessed or used, for any purpose other than to exercise its rights or perform its obligations under this CMA; and

(c)	not disclose any such Confidential Information to any Person, except to the Receiving Party’s Representatives who need to know the Confidential Information to assist the Receiving Party, or act on its behalf, to exercise its rights or perform its obligations under this CMA.

The Receiving Party shall be responsible for any breach of this Section 13 caused by any of its Representatives. At any time during or after the Term, at the Disclosing Party’s written request, the Receiving Party and its Representatives shall promptly return all Confidential Information and copies thereof that it has received under this CMA.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

14.	Tooling. Any injection molds, equipment or other items used by Seller in the manufacture of Products that are sold to Buyer under the Asset Purchase Agreement or later purchased by Buyer for Seller’s use shall be loaned by Buyer to Seller solely for use in manufacturing Products for Buyer. Seller shall maintain such items and assume responsibility for any loss thereof or damage thereto, except for normal wear and tear and will segregate and appropriately mark such items and keep them free of liens and encumbrances. In the event any molds included among the Purchased Assets are held on Seller’s behalf by a supplier of Seller, Seller shall notify such supplier of the transfer of ownership and direct them accordingly. If Buyer so requests, Seller shall promptly return all such molds, equipment or other items upon notice from Buyer at Buyer’s expense; provided, however, that upon Seller’s return of such molds or other items to Buyer, Seller’s obligation to supply Products created with such molds or other items shall terminate. All tooling not expressly sold to Buyer under the Asset Purchase Agreement or later purchased by Buyer for Seller’s use that is used to manufacture the Products is owned by Seller. Buyer has no right, title, or interest in or to any such tooling.

15.	Insurance. During the Term and for a period of five (5) years thereafter each Party shall, at its own expense, maintain and carry in full force and effect, subject to appropriate levels of self-insurance, commercial general liability insurance (including product liability coverage) in a sum no less than $10,000,000 with financially sound and reputable insurers, and upon the other Party’s request, shall provide the other Party with a certificate of insurance evidencing the insurance coverage specified in this Section.

16.	Engineering Services.

16.1	Provision of Services.

(a)	Seller agrees to provide, or to cause its Affiliates to provide

(i)

Instrument Evaluation and Reworking: at Buyer’s request Seller shall: (1) accept instruments for potential rework and refurbishment; (2) evaluate such instruments for potential rework and refurbishment; (3) provide quotation of pricing for rework and refurbishment of such instruments; and (4) perform quoted rework and refurbishment on such instruments (“Instrument Evaluation and Reworking”). Without limiting the forgoing, Instrument Evaluation and Reworking will, if requested by Buyer, include: (v) Seller service personnel promptly training Buyer personnel to provide Instrument Evaluation and Reworking services; (w) Seller working with Product customers to transition Instrument Evaluation and Reworking service relationships to Buyer personnel; (x) Seller continuing to provide Instrument Evaluation and Reworking service to customers in the same manner as prior to the transition; (y) Seller providing any other services reasonably requested by Buyer to ensure that the transition to Buyer is

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

seamless from the customers’ perspective; and (z) Seller providing any other services reasonably requested by Buyer to ensure the same level of Instrument Evaluation and Reworking service is provided to customers at all times after transition to Buyer.

(ii)	Engineering Services: any and all services pertaining to product design or manufacturing, research, development, or engineering, in each case to the extent relating to any Sternal Product or any Managed Version. Without limiting the forgoing, Engineering Services will, if requested by Buyer, include: (1) Seller transferring any and all Sternal Product and Managed Version related manufacturing know-how, trade secrets, and information to Buyer; (2) Seller maintaining the Sternal Products and Managed Versions; and (3) Seller undertaking (x) the design, research (but not including preclinical animal studies or clinical research), development, and engineering of Managed Versions and (y) related manufacturing engineering.

(iii)	Quality and Regulatory Services: any and all services pertaining to interfacing with any Governmental Authority or that relate to any requirements imposed thereby, relating to any Sternal Product or Managed Version; obtaining, maintaining, or transferring any registrations, licenses, or approvals with respect to any such Sternal Product or Managed Version; or repairing or correcting any such Sternal Product or any Managed Version. Without limiting the forgoing, Quality and Regulatory Services will, if requested by Buyer, include: (1) Seller managing or assisting with the transfer of any FDA or other licenses, registrations, or approvals for the Products from Seller to Buyer; (2) Seller identifying any problems or potential problems relating to the Products; (3) Seller repairing or correcting any problems of potential problems relating to the Products; and (4) Seller carrying out sustaining quality work for the Products.

(b)

Buyer shall notify Seller in any form or manner of Buyer’s choosing of any Services that Buyer wishes to procure under this Section 16. For all Services requested by Buyer that are estimated by Seller to take [****], but in any event not to exceed a cumulative total of [****] (as calculated in accordance with the rates set forth herein) (such Services, the “De Minimis Services”), Seller shall notify Buyer of such estimated cost and, upon receiving approval from Buyer (which approval may be oral or in writing), Seller shall promptly undertake the De Minimis Services in accordance with and subject to the terms and conditions of this Section 16. All Services that are not De Minimis Services shall be specified on a service schedule (each such schedule, a “Service Schedule”). Each

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Service shall become subject to the terms and conditions of this CMA and execution of a Service Schedule related thereto. In addition, if any services, functions, responsibilities or other components of work for any Service are not specifically requested by Buyer or described in the applicable Service Schedule but are inherent to or a necessary part of the Services described therein, or are reasonably required for proper performance or provision of such Services, they shall be deemed to be “Services” for all purposes under this CMA.

(c)	The Parties acknowledge that some of the Services available hereunder may overlap with services available or to be provided or performed under the Asset Purchase Agreement and/or the TSA. In the event of any such overlap, to the extent that any Services are, at the relevant time, available under the Asset Purchase Agreement or the Asset Purchase Agreement requires performance thereof, such Services shall be deemed to be provided thereunder; to the extent that any Services are, at the relevant time, not available or required to be performed under the Asset Purchase Agreement but are available or required to be performed under the TSA, they shall be deemed to be provided thereunder; and Services that, at the relevant time, are neither available nor required to be performed under the Asset Purchase Agreement or the TSA shall be deemed to be provided hereunder.

16.2	Standard of Service. Seller represents, warrants, and agrees that the Services shall be provided in good faith, in accordance with Law and in a professional and workmanlike manner, and that the quality of the functions, activities and efforts that constitute the Services, including, without limitation, the experience and qualifications of the Seller or other Service Provider personnel providing the Services, shall be not less than the quality of such functions, activities and efforts before the date of the Asset Purchase Agreement. Seller further represents, warrants, and agrees that the Services will be performed in accordance with any performance standards set forth in the applicable Service Schedule. Buyer will cooperate reasonably and make commercially reasonable efforts to provide any necessary information to enable Seller to perform the Services.

16.3	Delegation to Affiliates; Third-Party Service Providers. Seller shall have the right to delegate obligations hereunder to its Affiliates and/or hire other third-party subcontractors (collectively with Seller, the “Service Providers”) to provide all or part of any Service hereunder, in a manner consistent with Seller’s ordinary business practices. Seller shall in all cases retain responsibility for the provision to Buyer of Services to be performed by any Service Provider (including, without limitation, any of Seller’s Affiliates).

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

16.4	Access to Premises.

(a)	In order to enable the provision of the Services by Seller, Buyer agrees that it shall provide, at no cost to Seller, the Service Providers with reasonable access to the facilities and information of the Business to the extent necessary for Seller to fulfill its obligations under this Section 16, subject to such conditions (such as execution of confidentiality agreements) as Buyer shall reasonably impose.

(b)	Seller agrees that the Service Providers, when on the property of Buyer or when given access to any equipment, computer, software, network or files owned or controlled by Buyer, shall conform to the applicable policies and procedures of Seller concerning health, safety and security as well as any such policies and procedures of Buyer which are made known to Seller.

16.5	Responsibility for Wages and Fees. For such time as any employees of Seller or any of its Affiliates are providing the Services to Buyer under this Section 16, (a) such employees will be deemed employees of Seller or such Affiliate, as applicable, and shall not be deemed to be employees of Buyer for any purpose, and (b) Seller or such Affiliate, as applicable, shall be solely responsible for the payment and provision of all wages, bonuses and commissions, employee benefits, including severance and worker’s compensation, and the withholding and payment of applicable taxes relating to such employment.

16.6	Intellectual Property.

(a)	As used herein, “Work Product” shall include, without limitation, any and all technology of any kind, including, without limitation, designs, inventions, works of authorship, mask works, know-how, trade secrets, discoveries, ideas, data, information, processes, drawings, designs, computer programs and software, work-in-progress, and technical information, including, but not limited to, material specifications, processing instructions, equipment specifications, product specifications, electronic files, research notebooks, invention disclosures, research and development reports and the like related thereto, and all amendments, modifications, derivatives, and improvements of or to any of the foregoing, that are created, developed or conceived by or on behalf of any Service Providers (alone or with others), or delivered to Buyer by any Service Providers, in connection with the Services, including, without limitation, all Managed Versions. As used herein, “Intellectual Property Rights” means all intellectual property and proprietary rights of any kind or nature anywhere in the world, including, without limitation: (i) patent rights; (ii) rights of authorship, including copyrights, moral rights, and rights of attribution; (iii) rights in trade secrets, know how, and confidential information; and (iv) all other rights of any kind or nature in any Work Product.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(b)	Seller, on behalf of itself and all Service Providers, hereby irrevocably and unconditionally assigns and agrees to assign to Buyer, without additional consideration, all right, title and interest in and to all Work Product, whether currently existing or created or developed later, including, without limitation, all Intellectual Property Rights related thereto, whether existing now or in the future, effective immediately upon the inception, conception, creation or development thereof. Seller shall (and shall cause all Service Providers to) (i) disclose promptly to Buyer all Work Product, and (ii) execute such written instruments and do such other acts as may be necessary in the opinion of Buyer to obtain a patent, register a copyright or otherwise evidence or enforce Buyer’s rights in and to such Work Product (and Seller hereby irrevocably appoints Buyer and any of its officers as its attorney in fact to undertake such acts in its name). If any Work Product, or any Intellectual Property Rights therein, including moral rights, cannot (as a matter of law) be assigned to Buyer then (1) Seller, on behalf of itself and all Service Providers, unconditionally and irrevocably waives the enforcement of such rights and all claims and causes of action of any kind against Buyer with respect to such Work Product, and (2) to the extent Seller cannot (as a matter of law) make such waiver, Seller, on behalf of itself and all Service Providers, unconditionally grants to Buyer an exclusive, perpetual, irrevocable, worldwide, fully assignable, fully-paid and royalty-free license, with the right to sublicense through multiple levels of sublicensees, under any and all such rights to exercise any and all present or future rights in the Work Product without any restriction.

(c)	Seller represents, warrants, and agrees that (i) the Work Product shall be the original work of Seller or the Service Providers, and any individuals involved in the development of Work Product have executed (or prior to any such involvement, shall execute) a written agreement with Seller or a Service Provider in which such individuals (1) assign to Seller or such Service Provider (as applicable) all right, title and interest in and to the Work Product, and (2) agree to be bound by confidentiality and non-disclosure obligations no less restrictive than those set forth in this CMA; (ii) all Service Providers have executed (or prior to any such involvement, shall execute) a written agreement with Seller in which the Service Providers (1) assign to Seller all right, title and interest in and to the Work Product, and (2) agree to be bound by confidentiality and non-disclosure obligations no less restrictive than those set forth in this CMA; (iii) Seller has the right to grant the rights and assignments granted herein, without the need for any consents, assignments, releases, immunities or other rights not yet obtained; (iv) the Services and Work Product do not and shall not infringe, misappropriate or violate any Intellectual Property Rights of any third party; and (v) neither the Work Product nor any element thereof shall be subject to any license, lien, security interest, option, right, or other encumbrance of any kind.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

17.	Miscellaneous.

17.1	Further Assurances. Upon a Party’s reasonable request, the other Party shall, at its sole cost and expense, execute and deliver all such further documents and instruments, and take all such further acts, necessary to give full effect to this CMA.

17.2	Relationship of the Parties. The relationship between Seller and Buyer is solely that of vendor and vendee, and they are independent contracting parties. Nothing in this CMA creates any agency, joint venture, partnership or other form of joint enterprise, employment or fiduciary relationship between the Parties. Neither Party has any express or implied right or authority to assume or create any obligations on behalf of or in the name of the other Party or to bind the other Party to any contract, agreement or undertaking with any third party.

17.3	Entire Agreement. This CMA, the Quality Agreement and the Asset Purchase Agreement, including any related exhibits and schedules, together constitute the sole and entire agreement of the Parties with respect to the subject matter contained herein and therein, and supersede all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to such subject matter.

17.4	Survival; Statute of Limitations. Subject to the limitations and other provisions of this CMA: (a) the representations and warranties of the Parties contained herein, as well as any payment obligation that accrued during the Term, will survive the expiration or earlier termination of this CMA for a period of 12 months after such expiration or termination; and (b) Sections 1, 2.9, 4 (but only to the extent of orders still pending delivery), 6.5, 8, 9.3, 9.4, 9.5, 9.6, 9.7, 10, 11, 12, 13, 14, 15 and 17 of this CMA, as well as any other provision that, in order to give proper effect to its intent, should survive such expiration or termination, will survive the expiration or earlier termination of this CMA for the period specified therein, or if nothing is specified for a period of 12 months after such expiration or termination. All other provisions of this CMA will not survive the expiration or earlier termination of this CMA. Notwithstanding any right under any applicable statute of limitations to bring a claim, no Action for breach of this CMA may be brought by either Party after the earlier of (i) expiration of the applicable limitations period under applicable law with respect to such breach or (ii) the date that is two (2) years after such Party knew or should have known of such breach.

17.5

Notices. All notices, requests, consents, claims, demands, waivers and other communications under this CMA (each, a “Notice”) must be in writing and addressed to the other Party at its address set forth below (or to such other address that the receiving Party may designate from time to time in accordance with this section). All Notices shall be delivered by personal delivery or by nationally-recognized courier (e.g. FedEx, UPS) with all fees pre-paid. Notwithstanding the

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

foregoing, solely for the purposes of Sections 3.1 and 3.2, notice by facsimile or e-mail (with confirmation of transmission) will satisfy the requirements of this Section 17.5. Except as otherwise provided in this CMA, a Notice is effective only (a) on receipt by the receiving Party, and (b) if the Party giving the Notice has complied with the requirements of this Section.

To Buyer:

Vance Street Capital LLC

11150 Santa Monica Blvd. #750

Los Angeles, CA 90025

Attention: Brian Martin

To Seller:	With a copy to:
RTI Surgical, Inc.	RTI Surgical, Inc.
Attn: Chief Financial Officer	Attn: Legal Department
11621 Research Circle	11621 Research Circle
Alachua, FL 32615	Alachua, FL 32615

17.6	Interpretation. For purposes of this CMA: (a) the words “include,” “includes” and “including” are deemed to be followed by the words “without limitation”; (b) the word “or” is not exclusive; (c) the words “herein,” “hereof,” “hereby,” “hereto” and “hereunder” refer to this CMA as a whole; (d) words denoting the singular have a comparable meaning when used in the plural, and vice-versa; and (e) words denoting any gender include all genders. Unless the context otherwise requires, references in this CMA: (x) to sections, exhibits, schedules, attachments and appendices mean the sections of, and exhibits, schedules, attachments and appendices attached to, this CMA; (y) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof; and (z) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. The Parties drafted this CMA without regard to any presumption or rule requiring construction or interpretation against the Party drafting an instrument or causing any instrument to be drafted. The exhibits, schedules, attachments and appendices referred to herein are an integral part of this CMA to the same extent as if they were set forth verbatim herein.

17.7	Headings. The headings in this CMA are for reference only and do not affect the interpretation of this CMA.

17.8

Severability. If any term or provision of this CMA is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this CMA or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such

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determination that any term or provision is invalid, illegal or unenforceable, the Parties shall negotiate in good faith to modify this CMA to effect the original intent of the Parties as closely as possible in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

17.9	Amendment and Modification. No amendment to this CMA is effective unless it is in writing and signed by an authorized Representative of each Party.

17.10	Waiver.

(a)	No waiver under this CMA is effective unless it is in writing and signed by an authorized representative of the Party waiving its right.

(b)	Any waiver authorized on one occasion is effective only in that instance and only for the purpose stated, and does not operate as a waiver on any future occasion.

(c)	None of the following constitutes a waiver or estoppel of any right, remedy, power, privilege or condition arising from this CMA:

(i)	any failure or delay in exercising any right, remedy, power or privilege or in enforcing any condition under this CMA; or

(ii)	any act, omission or course of dealing between the Parties.

17.11	Cumulative Remedies. Except as otherwise provided for in the CMA, all rights and remedies provided in this CMA are cumulative and not exclusive, and the exercise by either Party of any right or remedy does not preclude the exercise of any other rights or remedies that may now or subsequently be available at law, in equity, by statute, in any other agreement between the Parties or otherwise.

17.12	Equitable Remedies. Each Party acknowledges and agrees that (a) a breach or threatened breach by such Party of any of its obligations under Section 13 would give rise to irreparable harm to the other Party for which monetary damages would not be an adequate remedy and (b) in the event of a breach or a threatened breach by such Party of any such obligations, the other Party shall, in addition to any and all other rights and remedies that may be available to such Party at law, at equity or otherwise in respect of such breach, be entitled to equitable relief, including a temporary restraining order, an injunction, specific performance and any other relief that may be available from a court of competent jurisdiction, without any requirement to post a bond or other security, and without any requirement to prove actual damages or that monetary damages will not afford an adequate remedy. Each Party agrees that such Party will not oppose or otherwise challenge the appropriateness of equitable relief or the entry by a court of competent jurisdiction of an order granting equitable relief, in either case, consistent with the terms of this Section 17.12.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY [****] ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

17.13	Assignment. Either Party may assign in its sole discretion this CMA inclusive of its exhibits and the Quality Agreement, provided that any assignment by Seller or any direct or indirect assignee thereof must be to a Person that assumes all of Seller’s obligations hereunder and under the Quality Agreement and obtains from Seller all of the Assets and Resources.

17.14	Successors and Assigns. This CMA is binding on and inures to the benefit of the Parties and their respective permitted successors and permitted assigns.

17.15	No Third-Party Beneficiaries. This CMA benefits solely the parties to this CMA and their respective permitted successors and permitted assigns and nothing in this CMA, express or implied, confers on any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this CMA.

17.16	Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(a)	This CMA shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction).

(b)	ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS CMA OR THE TRANSACTIONS CONTEMPLATED HEREBY MAY BE INSTITUTED IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE STATE OF DELAWARE, IN EACH CASE LOCATED IN THE CITY OF WILMINGTON AND COUNTY OF NEW CASTLE, AND EACH PARTY HERETO IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(c)	EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS CMA IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES

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AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS CMA OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY TO THIS CMA CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS CMA BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 17.16(c).

17.17	Counterparts. This CMA may be executed in counterparts, each of which is deemed an original, but all of which together are deemed to be one and the same agreement. A signed copy of this CMA delivered by facsimile, e-mail or other means of electronic transmission is deemed to have the same legal effect as delivery of an original signed copy of this CMA.

17.18	Force Majeure. Seller shall not be deemed to breach this CMA to the extent that Seller is prevented from or delayed in performing its obligations hereunder due to any causes that are, and that would notwithstanding the exercise of reasonable diligence be expected to be, beyond Seller’s reasonable control (such causes, “Force Majeure Events”), but only to the extent that (i) the effects of such Force Majeure Events upon the functions, activities and efforts of Seller to perform its obligations hereunder is not greater or more than its effects on such ( or similar or related functions, activities or efforts of Seller or its vendors performed in connection with Seller’s own business and (ii) Seller uses its commercially reasonable efforts to mitigate the effects of the Force Majeure Events, including without limitation, by working around any constraints on Seller’s ability of perform its obligations hereunder that arise as a result of such Force Majeure Event (“Work-Around Efforts”). Upon any Force Majeure Event, Seller shall give notice of such event as soon as reasonably practicable to Buyer stating the extent and duration of the impact that such event will have on its performance of its obligations hereunder and the cause thereof, and Seller shall resume the performance of its obligations as soon as reasonably practicable. Seller shall not be liable for the nonperformance or delay in performance of its obligations under this CMA when such failure is true to a Force Majeure Event, provided that Seller implements any feasible Work-Around Efforts.

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[SIGNATURE PAGE(S) FOLLOWS]

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IN WITNESS WHEREOF, the Parties hereto by their duly-authorized representatives have executed this Contract Manufacturing Agreement as of August __, 2017.

RTI SURGICAL, INC.

By:
Name:	Camille I. Farhat
Title:	President & Chief Executive Officer

Signature Page to Contract Manufacturing Agreement

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IN WITNESS WHEREOF, the Parties hereto by their duly-authorized representatives have executed this Contract Manufacturing Agreement as of August __, 2017.

A&E ADVANCED CLOSURE SYSTEMS, LLC

By:
Name:	Michael Janish
Title:	Chief Executive Officer and President

Signature Page to Contract Manufacturing Agreement

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SCHEDULE 1

PRICING

[****]

Thorecon Products shall be priced at [****] in accordance with Section 5.1(a).

* The products having Material Numbers [****] are subject to a contract between Seller and the supplier of the additional products, including a territorial restriction imposed by Seller’s supplier. Buyer may therefore distribute and sell any such products that it purchases from Seller only within the territory to which Seller is restricted, i.e. all states, jurisdictions, commonwealths and territories comprising the United States of America, including without limitation, Guam and Puerto Rico, and the European Union. Notwithstanding any other provision of this CMA, including, without limitation, Section 2.3, Buyer may purchase such products directly from the manufacturer or from any third party, instead of or in addition to its purchase of such products from Seller. The territorial restrictions specified herein shall not apply to any such products that Buyer purchases from any source other than Seller.

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EXHIBIT A

ROLLING FORECAST

[****]

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EXHIBIT B

TRITIUM TOOLSET CONFIGURATION

[****]